                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant (  )

Check the appropriate box:


(  ) Preliminary Proxy Statement        (  ) Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))



(X)   Definitive Proxy Statement


(  )  Definitive Additional Materials

(  )  Soliciting Material Under Rule
      14a-12

--------------------------------------------------------------------------------

                          ING VARIABLE INSURANCE TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.

(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
(  )  Fee paid previously with preliminary materials:
(  )  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)   Filing Party:

--------------------------------------------------------------------------------
(4)   Date Filed:

                          ING VARIABLE INSURANCE TRUST
                     ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO
                  (FORMERLY ING VP WORLDWIDE GROWTH PORTFOLIO)

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                  June 17, 2005

Dear Variable Contract Owner/Plan Participant:

      On behalf of the Board of Trustees of ING VP Global Equity Dividend Portfolio ("Portfolio"), a series of ING Variable Insurance Trust ("Trust"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Portfolio to be held at 10:00 a.m., Local time, on August 2, 2005 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

      At the Special Meeting, shareholders of the Portfolio will be asked to (1) approve a new sub-advisory agreement between ING Investments, LLC ("ING Investments"), the Portfolio's investment adviser, and ING Investment Management Advisors B.V. ("IIMA"), the Portfolio's proposed new sub-adviser; (2) approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Trustees of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders. On April 29, 2005, IIMA began serving as the Portfolio's sub-adviser pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval. If Proposal One is approved, IIMA would continue to serve as the sub-adviser to the Portfolio under the proposed new sub-advisory agreement.


      Both proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposals are in the best interests of the Portfolio and its shareholders and unanimously recommend that you vote "FOR" the proposals.


      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN AUGUST 2, 2005.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                    Sincerely,

                                                    /s/ James M. Hennessy
                                                    ----------------------------
                                                    James M. Hennessy
                                                    President and Chief
                                                    Executive Officer

                          ING VARIABLE INSURANCE TRUST
                     ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO
                  (FORMERLY ING VP WORLDWIDE GROWTH PORTFOLIO)

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   OF ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO

                          SCHEDULED FOR AUGUST 2, 2005

To the Variable Contract Owners/Participants:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING VP Global Equity Dividend Portfolio ("Portfolio"), a series of ING Variable Insurance Trust ("Trust") is scheduled for August 2, 2005, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:


      (1) To approve a new sub-advisory agreement for the Portfolio between ING Investments, LLC ("ING Investments"), the Portfolio's investment adviser, and ING Investment Management Advisors B.V. ("IIMA") under which IIMA would become the sub-adviser to the Portfolio, with no change in the investment adviser or the overall management fee paid by the Portfolio to ING Investments; and


      (2) To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Trustees of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

      Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

      Shareholders of record as of the close of business on May 5, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN AUGUST 2, 2005, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new voting instruction card bearing a later date, (ii) giving written notice of revocation to the Portfolio, or (iii) voting in person at the Special Meeting.

                                              By Order of the Board of Trustees,

                                              /s/ Huey P. Falgout, Jr.
                                              ----------------------------------
                                              Huey P. Falgout, Jr.
                                              Secretary

Dated: June 17, 2005

                                 PROXY STATEMENT

                          ING VARIABLE INSURANCE TRUST
                     ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO
                  (FORMERLY ING VP WORLDWIDE GROWTH PORTFOLIO)

                                  JUNE 17, 2005

                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 2, 2005

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?


      The Board of Trustees ("Board" or "Board of Trustees") of ING VP Global Equity Dividend Portfolio ("Portfolio"), a series of ING Variable Insurance Trust ("Trust") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about June 17, 2005 to you and all other shareholders of record and contract holders who have a beneficial interest in the Portfolio as of the close of business on May 5, 2005. The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Portfolio.


WHO IS ELIGIBLE TO VOTE?

      The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about June 17, 2005 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the insurance company ("Insurance Company") through which they hold an interest in the Portfolio as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Portfolio have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are a qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of the Portfolio as of the close of business on May 5, 2005 ("Record Date") are eligible to vote or instruct their Insurance Company how to vote their shares. As of the Record Date, there were 7,621,083.3300 shares of the Portfolio issued and outstanding.

      To the best of the Trust's knowledge, as of May 5, 2005, no person owned beneficially more than 5% of the outstanding shares of the Portfolio except as set forth below:

                               PERCENTAGE
                              OF CLASS AND
NAME AND ADDRESS OF             TYPE OF      PERCENTAGE OF
SHAREHOLDER                    OWNERSHIP       PORTFOLIO
----------------------------  ------------   -------------
ING USA Annuity and Life             99.80%         99.80%
Insurance Company
1475 Dunwoody Drive
West Chester, PA  19380-1478

      To the best of the Trust's knowledge, as of May 5, 2005, no Trustee or officer of the Portfolio owned beneficially more than 1% of the Portfolio's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

      The Special Meeting is being held for the following purposes:

      1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Portfolio between ING Investments, LLC ("ING Investments," "Adviser" or "Manager"), the Portfolio's investment adviser, and ING Investment Management Advisors B.V. ("IIMA" or "New Sub-Adviser") with no change in the Adviser or the overall management fee paid by the Portfolio;

      2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, in its capacity as the Portfolio's investment adviser, subject to approval by the Board of Trustees of the Portfolio, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders; and

      3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Voting Instruction Card -- because you have the right to vote on these important Proposals concerning your investment in the Portfolio.

      The word "you" is used in this Proxy Statement to refer to the person or entity who has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolio are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolio's shares are, in most cases, the true "shareholders" of the Portfolio. Holders of variable annuity and/or variable life contracts that are registered with the SEC ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposals set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions on how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record, Variable Contract Holders, and may include plan participants.

HOW DO I VOTE?


      Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interests in the Portfolio as to how to vote by completing, signing, and returning the enclosed Voting Instruction Card promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card. In addition to solicitation by mail, certain officers and representatives of the Portfolio or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions by telephone, telegram, facsimile, or oral communication.



      Shares of the Portfolio are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders, who select the Portfolio for investment through a Variable Contract, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses the Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions, with respect to Separate Accounts registered with the Securities and Exchange Commission ("SEC"), the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.


      Variable Contract Holders permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Annual Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.


      Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

      Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Annual Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.


      If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans, or participants, are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at 1-800-992-0180. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.


WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

      The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for August 2, 2005 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800- 992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

      Copies of the Portfolio's Annual Report for the fiscal year ended December 31, 2004 has previously been mailed to shareholders. The Portfolio's Semi-Annual Report for the period ended June 30, 2005, will be mailed to shareholders when available.

      You can obtain copies of the Annual and Semi-Annual Reports of the Portfolio upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

      Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m., Eastern time.


HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?


      Shareholders of the Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between ING Investments and IIMA. IIMA currently manages the ING Global Equity Dividend Fund and was recommended by ING Investments. The Board unanimously voted to appoint IIMA to succeed the prior sub-adviser, ING Investments Management Co. ("ING IM" or "Prior Sub-Adviser"), as the Portfolio's new sub-adviser.



      Effective April 29, 2005, the sub-advisory agreement with ING IM was terminated with respect to the Portfolio and ING Investments entered into an interim sub-advisory agreement with IIMA ("Interim Agreement"). The Interim Agreement is currently in effect pending shareholder approval of the Proposed Sub-Advisory Agreement. ING IM, a Connecticut corporation, served as the sub-adviser to the Portfolio since August 1, 2003 under a sub-advisory agreement with ING Investments dated February 25, 2003, ("ING IM Agreement"). The ING IM Agreement was last approved by shareholders on July 22, 2003 and by the Board on September 2, 2004. A copy of the Proposed Sub-Advisory Agreement is included as APPENDIX A. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX A.



      If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on September 27, 2005, and will remain in effect, unless otherwise terminated, through November 30, 2006. ING Investments paid $244,157 in sub-advisory fees to ING IM for its services to the Portfolio for the fiscal year ended December 31, 2004 and $82,843 for the period January 1, 2005 through April 28, 2005.


WHO IS THE ADVISER?


      ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company and serves as the investment adviser to the Portfolio. See APPENDIX B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 113,000 employees. As of March 31, 2005, ING Investments managed over $37.3 billion in assets.

      The investment management agreement between the Trust and ING Investments, dated October 1, 1999 ("Investment Management Agreement"), was last approved by shareholders on July 21, 2000, as amended (as a result of a change in control of the Adviser, which caused the prior investment management agreement to automatically terminate) and by the Board on September 2, 2004. The Portfolio paid $542,571 in advisory fees to ING Investments for the fiscal year ended December 31, 2004.

WHAT IS THE INTERIM AGREEMENT AND WHO IS THE NEW SUB-ADVISER?


      The Interim Agreement was entered into in accordance with Rule 15a-4 under the Investment Company Act of 1940 ("1940 Act"), which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Rule 15a-4 requires, among other things, that the interim contract have a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement. The Interim Agreement provides for compensation to be paid to IIMA that does not exceed the compensation that had been payable to ING IM under the ING IM Agreement, and will terminate automatically as of September 26, 2005, or on such earlier date on which ING Investments enters into the Proposed Sub-Advisory Agreements, provided that, in the latter case, Proposal One has been approved by shareholders.


      IIMA is a Netherlands corporation organized in 1896. IIMA became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated with ING Groep. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments and ING IM. IIMA operates under the collective management of ING Investment Management Europe ("IIME") which had assets under management of over $160 billion as of March 31, 2005.

      See APPENDIX B for a listing of the names, addresses, and the principal occupations of the principal executive officers of IIMA. As of May 5, 2005, no Trustee or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of IIMA.


      APPENDIX C sets forth the name of other investment companies for which IIMA acts as an investment adviser or sub-adviser with investment objectives and strategies similar to those of the Portfolio, the annual rate of compensation, and the net assets of each investment company as of March 31, 2005.

HOW WILL THE PROPOSAL, IF APPROVED, AFFECT THE MANAGEMENT OF THE PORTFOLIO?

      As discussed above, IIMA began to manage the Portfolio under the Interim Agreement on April 29, 2005. If the Proposed Sub-Advisory Agreement is approved, IIMA would continue to serve as sub-adviser to the Portfolio, and provide day-to-day management of the Portfolio. ING Investments would be responsible for monitoring the investment program and performance of IIMA.

      If Proposal One is approved and IIMA is appointed as Sub-Adviser, the Portfolio would continue to be managed by the following individuals who would share responsibility for the day-to-day management of the Portfolio: Jorik van den Bos, Director, Joris Franssen and Joost de Graaf. The backgrounds of each of these investment professionals are set out below.


   - JORIK VAN DEN BOS, joined IIMA in 1997, and is a Director in the Global Equities team and has 9 years of investment experience. Mr. Van den Bos acquired his degree in business econometrics at the Erasmus University Rotterdam, Netherlands, specializing in asset liability management for pension funds.



   - JORIS FRANSSEN, joined IIMA in 1998 as a Senior Investment Manager, and is currently a member of the Global Equities team and has 5 years investment management experience. Mr. Franssen has also earned the RBA designation, the Dutch equivalent of the Chartered Financial Analyst ("CFA") designation.



   - JOOST DE GRAAF, joined IIMA in 1999, and is a senior investment manager in the Global Equities team, and is a Senior Investment Manager. Mr. De Graaf has 5 years of investment management experience. He acquired his Master's degree in industrial engineering and management at the University Twente in Enschede in 1999 and he has earned the CFA designation.


HOW HAS THE NEW SUB-ADVISER PERFORMED IN THE PAST MANAGING ACCOUNTS SIMILAR TO THE PORTFOLIO?


      IIMA would manage the Portfolio in a style that is substantially similar to that in which it manages ING Global Equity Dividend Fund ("Global Equity Dividend Fund"), the Portfolio's retail counterpart; the global equity dividend strategy of the recently launched ING Global Equity Dividend and Premium Opportunity Fund; and the Global High Dividend Equity Composite ("GHDE Composite"), a composite of discretionary, fee paying, non-taxable and taxable accounts invested in accordance with the Global High Dividend Equity investment strategy ("GHDE Strategy") managed by the IIMA investment team responsible for managing accounts maintained by a European affiliate. Each account in the composite has investment objectives, policies, and strategies that are substantially similar to the Portfolio. Accounts meeting the composite criteria are included in the composite on the first day of the calendar quarter following inception. Valuation and returns are computed and stated in U.S. dollars although the currency of each account currently included in the composite is the euro. This composite was created on July 1, 2000. The account minimum for the composite was 10 million euro (equivalent to approximately U.S. $13.6 million as of December 31, 2004). The tables below are designed to show how the GHDE Composite performed over various periods in the past.


      The tables below show the average annual total returns for the GHDE Composite compared with the Morgan Stanley Capital International World Index ("MSCI World Index") for the one-year, three-year, and since inception periods ended December 31, 2004 and on an annual basis as of December 31 of prior years. THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE HISTORICAL TRACK RECORD OF THE IIMA INVESTMENT TEAM WITH RESPECT TO THE GHDE STRATEGY. IT DOES NOT INDICATE HOW THE PORTFOLIO HAS PERFORMED OR WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2004)

                    GHDE       MSCI WORLD
                  COMPOSITE   INDEX (%)(1)
                  ---------   ------------
One Year           24.63%        15.25%
Three Years        16.01%         7.44%
Since Inception
(07/01/00) (2)     14.54%        (1.74)%

                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)

                             GHDE       MSCI WORLD
                           COMPOSITE   INDEX (%)(1)
                           ---------   ------------
2004                        24.63%        15.25%
2003                        35.12%        33.76%
2002                        (7.28)%      (19.54)%
2001                         4.61%       (16.52)%
2000 (07/01 - 12/31) (2)    12.78%       (10.76)%


      (1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


      (2)   The Index returns are for the period beginning July 1, 2000.

      The performance reflected in the composite has not been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"), which differs from the method used by the Securities and Exchange Commission ("SEC").

      The net annual returns for the GHDE Composite were calculated on a time-weighted and asset-weighted, total return basis. This includes reinvestment of all dividends, interest and income, and reflect realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any.

      The accounts in the GHDE Composite do not pay the same expenses that will be paid by the Portfolio and, though they were diversified accounts, were not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and may have been different if subject to the regulations. The aggregate returns of the accounts reflected in the composite may not reflect the returns of any particular account managed by the IIMA investment team.


      To convert the euro performance of the GHDE Composite to U.S. dollar performance, euro performance was translated into U.S. dollars using the WM/Reuters exchange rate on a calendar quarter basis. The euro-based annual total returns of the GHDE Composite for the years ending December 31, 2001, 2002, 2003 and 2004 were 11.31%, (20.37)%, 13.38% and 16.76%, respectively. The conversion of euro performance to U.S. dollar performance takes into account the relative exchange rate fluctuations among the securities and other assets contained in the portfolio and the U.S. dollar. As a result, the U.S. dollar presentation reflects the investment results that would have been experienced by a U.S. dollar account had such an account been invested in the same underlying portfolio of securities and other assets as contained in the accounts included in the GHDE Composite for the same period of time. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.


WILL THERE BE ANY CHANGES TO THE INVESTMENT STRATEGY OF THE PORTFOLIO?


      IIMA implemented a new investment strategy for the Portfolio beginning on April 29, 2005. Prior to April 29, 2005, ING IM managed the Portfolio under an investment strategy of investing at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. At least 75% of its assets were normally invested in common and preferred stock, warrants, and convertible securities.

      Prior to April 29, 2005, the Portfolio strategy was a clear growth strategy. Effective April 29, 2005, the Portfolio will seek growth of capital with a secondary focus on dividend income appreciation. Consequently, the Portfolio's non-fundamental investment objective was changed from "long-term capital appreciation" to "growth of capital with dividend income as a secondary consideration" effective April 29, 2005.

      As stated in the Portfolio's prospectus mailed to you on or about May 2, 2005 or given to you when you purchased an interest in the Portfolio, beginning April 29, 2005, IIMA began managing the Portfolio using a different investment strategy ("New Investment Strategy"). Pursuant to the New Investment Strategy, the Portfolio normally invests at least 80% of its assets in equity securities of dividend paying companies. The Portfolio will provide at least 60 days' prior notice of any change in this investment policy. The Portfolio invests at least 65% of its net assets in equity securities of at least three countries, one of which may be the U.S., with at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Portfolio continues to have the ability to invest in emerging markets when IIMA believes they present attractive investment opportunities. In addition, the New Investment Strategy has resulted in a smaller market capitalization target for the Portfolio in that the Portfolio now invests in companies with market capitalizations of at least $1 billion as opposed to market capitalizations in the range of those companies in the S&P 500 Index (which has a current weighted average market capitalization of $21.6 billion as of March 31, 2005).

      Consistent with the changes to the Portfolio's investment strategy the Portfolio's name was changed to ING VP Global Equity Dividend Portfolio on April 29, 2005.

WHAT ARE THE KEY RISKS ASSOCIATED WITH THE NEW INVESTMENT STRATEGY?

      You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

      PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in equity securities of larger companies which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.


      MARKET TRENDS -- from time to time, the stock market may not favor the dividend paying securities in which the Portfolio invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.


      FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. Depositary receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.


      IIMA does not hedge against currency movements in the various markets in which the Portfolio will invest so the value of the Portfolio is subject to the risk of adverse changes in currency exchange rates.


      CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



      INABILITY TO SELL SECURITIES -- convertible securities, securities of small-sized and mid-sized companies and some foreign companies usually trade in lower volume and may be less liquid than other investments and securities of larger, more established companies or U.S. companies. The

      Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.


      SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk, and other risks associated with investments in the Portfolio.


      PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

WHAT ARE THE TERMS OF THE INVESTMENT MANAGEMENT AGREEMENT?

      The Portfolio's Investment Management Agreement between ING Investments and the Trust requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Portfolio. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolio and to furnish advice and recommendations with respect to the investment of the Portfolio's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as the Adviser, oversees the investment management services of the Portfolio's Sub-Adviser.


      The Investment Management Agreement provides that the Adviser is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Investment Management Agreement nor "interested persons" (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.


      The Investment Management Agreement provides that the Adviser is paid an advisory fee at an annual rate of 1.00% of the Portfolio's average daily net assets.

      The Investment Management Agreement is not affected by the vote on the Proposed Sub-Advisory Agreement that is subject to this proxy statement. It is nevertheless important since the Adviser engages the sub-adviser. Entering into the Proposed Sub-Advisory Agreement will not result in a change in the overall management fees payable by the Portfolio. ING Investments, and not the Portfolio, will bear the expense of the services to be provided by IIMA.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?


      The material terms of the Proposed Sub-Advisory Agreement are identical to those of the Interim Agreement, with the exception of the termination provisions of the respective agreements, and the sub-advisory fees payable under the Proposed Sub-Advisory Agreement. The material terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the ING IM Agreement, except that (1) the parties, the effective dates of the agreements, and the initial terms of each agreement will differ; (2) the fees payable under the Proposed Sub-Advisory Agreement, as discussed below, will differ from those that were payable under the ING IM Agreement; and (3) the Proposed Sub-Advisory Agreement will include more detailed provisions with respect to compliance reporting and marketing materials.


      Under the Proposed Sub-Advisory Agreement, as was the case under the ING IM Agreement, IIMA would be required to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Portfolio and to determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash and other investments for the Portfolio, in accordance with the Portfolio's investment objective, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreement also requires IIMA to use reasonable compliance methods to comply with any written policies and procedures adopted by the Portfolio's Board of Trustees or by the Adviser applicable to the Portfolio of which the Sub-Adviser has been sent a copy.


      The fees payable to IIMA, which will continue to be paid by ING Investments and not by the Portfolio, will not increase the overall management fee of the Portfolio. The sub-advisory fee under the ING IM Agreement was paid at the annual rate of 0.45% of the Portfolio's average daily net assets. The sub-advisory fee under the Interim Agreement is paid at the annual rate of 0.25% of the Portfolio's average daily net assets. The sub-advisory fee under the Proposed Sub-Advisory Agreement will also be paid at the annual rate of 0.25% of the Portfolio's average daily net assets.


      The following table reflects the fees paid by ING Investments to ING IM for services rendered with respect to the Portfolio for the period from January 1, 2004 to December 31, 2004, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period. Since ING Investments pays the sub-advisory fee out of its advisory fee, the changes will not alter the Portfolio's expenses paid by the shareholders or otherwise impact the Portfolio's expense ratio.

                                  FEE PAID TO
                                     PRIOR         HYPOTHETICAL
                                SUB-ADVISER IN   FEE PAID TO NEW    INCREASE/
PORTFOLIO                            2004          SUB-ADVISER     (DECREASE)
---------                            ----          -----------     ----------
ING VP Global Equity               $244,157          $135,643        (44.4)%
Dividend Portfolio

                                 PRIOR % RETAINED BY      PROPOSED % RETAINED BY
                                 ADVISER UNDER PRIOR      ADVISER UNDER PROPOSED
PORTFOLIO                       SUB-ADVISORY AGREEMENT    SUB-ADVISORY AGREEMENT
---------                       ----------------------    ----------------------
ING VP Global Equity                     0.55%                     0.75%
Dividend Portfolio

      The sub-advisory fee payable by ING Investments to IIMA was decreased under the Interim Agreement and would remain at the same level under the Proposed Sub-Advisory Agreement. Under the Interim Agreement, the fee rate payable by ING Investments to IIMA decreased to 0.25% effective April 29, 2005 and would remain at that rate under the Proposed Sub-Advisory Agreement. As of December 31, 2004, the net assets of the Portfolio were $56,941,353. The difference between the amount of the sub-advisory fee under both the Interim Agreement and the Proposed Sub-Advisory Agreement versus the ING IM Agreement will be retained by the Adviser.

      As noted above, the expected change in the sub-advisory fees payable under the Proposed Sub-Advisory Agreement will not affect the fees payable by the Portfolio to ING Investments because ING Investments, and not the Portfolio, would bear the expense of sub-advisory services provided by IIMA.

      The Adviser has entered into a written expense limitation agreement with the Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees through at least May 1, 2006. In connection with this agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Portfolio, which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolio's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser do not exceed 1.23%, computed as a percentage of the Portfolio's average daily net assets. The Portfolio will at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

      The expense limitation discussed above is contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to the Portfolio's Chairman within ninety (90) days' of the end of the then-current term for the Portfolio or upon termination of the Investment Management Agreement. The Expense Limitation Agreement may also be terminated by the Portfolio, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for the Portfolio. The expense limitation agreement will remain in place whether or not the Proposed Sub-Advisory Agreement is approved by shareholders.

      In addition to these expense limitations, effective January 1, 2005, pursuant to a side agreement, ING Investments lowered the expense limit for the Portfolio to 1.15% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. This agreement will only renew if ING Investments elects to renew it. If, after December 31, 2005, the Adviser elects not to renew the side agreement, the expense limit will revert to the limitation under the expense limitation agreement discussed above (that is, 1.23%), provided the original expense limitation is still in place. Any fees or expenses waived or reimbursed in accordance with the side agreement will not be eligible for recoupment.

      The Proposed Sub-Advisory Agreement provides that IIMA shall not be liable for, or subject to, any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under such agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Proposed Sub-Advisory Agreement.


      Further, the Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Adviser will indemnify and hold harmless the Sub-Adviser against any and all losses (including legal and other expenses) arising out of the Sub-Adviser's responsibilities to the Portfolio provided that the Adviser will not indemnify the Sub-Adviser against any losses arising out of
(1) the Sub-Adviser's negligence, willful misfeasance, bad faith, or reckless disregard in the performance of its duties (which could include a negligent action or a negligent omission to act) or (2) certain untrue statements or alleged untrue statements or the omission or alleged omission of a material fact contained in the registration statement or prospectus of the Portfolio.


      Further, the Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Sub-Adviser will indemnify and hold harmless the

Adviser against any and all losses (including legal and other expenses) arising out of the Adviser's responsibilities to the Portfolio which may be based upon
(1) the Sub-Adviser's negligence, willful misfeasance, bad faith, or reckless disregard in the performance of its duties (which could include a negligent action or a negligent omission to act) or (2) certain untrue statements or alleged untrue statements or the omission or alleged omission of a material fact contained in the registration statement or prospectus of the Portfolio.


      The Proposed Sub-Advisory Agreement may be terminated by: (1) the Adviser upon sixty (60) days' written notice to the Trust and IIMA; (2) at any time, without payment of a penalty by the Trust, by the Trust's Board of Trustees or a majority of the outstanding voting securities of the Portfolio upon sixty (60) days' written notice to the Adviser and IIMA; or (3) by IIMA, upon three (3) months' written notice, unless the Trust or the Adviser requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested by the Trust or Adviser, not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that IIMA can terminate the contract at any time, effective upon written notice to the Adviser and the Trust if IIMA or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment adviser or IIMA did not receive compensation for performance of its services. The Proposed Sub-Advisory Agreement will terminate automatically in the event of an "assignment," as defined in the 1940 Act.

      The Proposed Sub-Advisory Agreement was approved with respect to the Portfolio by the Trustees of the Portfolio, including a majority of the Trustees who are not parties to the Proposed Sub-Advisory Agreement nor are "interested persons" (as such term is defined under the 1940 Act) of the Portfolio or any party to the Proposed Sub-Advisory Agreement (the "Independent Trustees"), on March 30, 2005.

WHAT IS THE REQUIRED VOTE?

      Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement by the Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

      If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the current Investment

Management Agreement and the Portfolio could use the Prior Sub-Adviser. If this happens, the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

      At a meeting of the Board held on March 30, 2005, the Board of Trustees, including a majority of the Independent Trustees, determined to appoint IIMA as Sub-Adviser to the Portfolio. The Board's decision to appoint the New Sub-Adviser was prompted by the Board's view that the Prior Sub-Adviser's performance over various time periods was below the benchmarks and averages of its peer group. The Board also considered the Adviser's recommendation to appoint IIMA as the new sub-adviser.


      In reaching a decision to engage IIMA as the Portfolio's sub-adviser, the Board, including a majority of the Independent Trustees, considered the performance of IIMA's Global High Equity Dividend Composite for the three month, one- and three-year annualized Total Returns. The Global High Equity Dividend Composite is comprised of the composite performance of portfolios managed by IIMA with similar investment styles to that of the Portfolio. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) The process employed by the New Sub-Adviser in managing an international equity fund, the consistency of that process over time, and measures used to address the risks of an international equity fund; (2) the Adviser's view of the reputation of IIMA; (3) IIMA's experience and skill in managing equity dividend accounts, including IIMA's performance track record with other comparable accounts; (4) the nature and quality of the services to be provided by IIMA; (5) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided; (6) the qualifications of IIMA's personnel, portfolio management capabilities, and investment methodologies; (7) IIMA's operations, compliance program, policies with respect to trade allocation and brokerage practices, and proxy voting policies and procedures; (8) IIMA's financial condition; (9) the costs for the services to be provided by IIMA and the fact that these costs will be paid by the Adviser and not directly by the Portfolio; (10) the appropriateness of the selection of IIMA and the employment of the New Investment Strategy in light of the Portfolio's investment objective and its current and prospective investor base; (11) IIMA's Code of Ethics and related procedures for complying therewith; and (12) economies of scale issues related to the Adviser's profitability. The Board also considered the management fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Portfolio.


      Prior to approving the Proposed Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss and consider the Proposed Sub-Advisory Agreement, as well as IIMA. As a part of this process, a Committee of the Board called the Investment Review Committee for fixed-income and international funds reviewed materials provided by IIMA and by ING Investments regarding IIMA and its personnel, operations, philosophy of management, performance, expectations and methods of operations as they would relate to the Portfolio and met with representatives of IIMA. The Investment Review Committee recommended to the Board that it approve the appointment of IIMA as sub-adviser to the Portfolio. In addition, the Independent Trustees reviewed and discussed the terms and provisions of the Proposed Sub-Advisory Agreement.


      During the course of its deliberations, the Board reached the following conclusions regarding IIMA and the Proposed Sub-Advisory Agreement, among others: (1) IIMA is qualified to manage the Portfolio's assets in accordance with the investment objective and the investment strategy; (2) the New Investment Strategy is appropriate for pursuing growth of capital through a fund that can invest throughout the world and is consistent with the interests of current and prospective investors in the Portfolio; (3) IIMA is expected to execute the proposed investment strategies consistently over time; (4) after reviewing the financial statements of IIMA, the Board concluded that IIMA has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the Proposed Sub-Advisory Agreement; (5) IIMA is expected to diversify the portfolio as part of a risk control strategy; (6) the Board took into account the complexity and quality of the investment management services utilized by the Portfolio and believes the compensation to be paid by the Adviser under the Proposed Sub-Advisory Agreement is fair and reasonable in relation to the services to be provided by IIMA and various industry averages for similar funds; and (7) based on the Portfolio's current asset level and information provided by IIMA, the Board did not anticipate economies of scale.


      The Board also considered the amount that would be retained by the Adviser under the Proposed Sub-Advisory Agreement and concluded that this amount is fair and reasonable in light of the services provided by the Adviser and the Board also took into account the expense limitation arrangements to which the Adviser has committed for the Portfolio.


      In approving these measures, the Board considered the track record of IIMA by examining a composite of portfolios managed by IIMA with similar investment styles as that of the Portfolio, the established track record of the IIMA portfolio managers with experience managing under this similar investment style, the returns of the composite compared to the relative bench mark and peer group, and the attractiveness of such returns for shareholders of the Portfolio.


WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based on its review and after considering ING Investments' recommendation, the Board concluded that engaging IIMA as Sub-Adviser would be in the best interests of the Portfolio and its shareholders. The Board then approved the Proposed Sub-Advisory Agreement and directed that the Proposed

Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal One to approve the Proposed Sub-Advisory Agreement.

                                  PROPOSAL TWO

                       APPROVAL OF A "MANAGER-OF-MANAGERS"
                   ARRANGEMENT FOR THE PORTFOLIO TO PERMIT ING
               INVESTMENTS TO ENTER INTO, OR MATERIALLY AMEND, THE
                    SUB-ADVISORY AGREEMENT WITHOUT OBTAINING
                              SHAREHOLDER APPROVAL

WHAT IS PROPOSAL TWO?

      Investment management services are currently being provided to the Portfolio by ING Investments pursuant to an Investment Management Agreement dated October 1, 1999 between ING Investments and the Portfolio. Subject to the supervision and approval of the Board and approval of the shareholders of the Portfolio, ING Investments is responsible for managing the assets of the Portfolio and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Portfolio. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

      Under the Investment Management Agreement, ING Investments monitors the investment program of the sub-adviser to the Portfolio, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Portfolio, ING Investments also oversees and monitors the performance of the Portfolio's sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing the Portfolio.

      The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Portfolio. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by the Portfolio's shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") permitting ING Investments to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ING Investments and the Portfolio can operate the Portfolio as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Portfolio's shareholders have approved the Manager-of-Managers arrangement.

      Shareholders of the Portfolio are therefore being asked to approve operation of the Portfolio as a Manager-of-Managers fund. If Proposal Two is approved, ING Investments, as investment adviser to the Portfolio, will be permitted to enter into sub-advisory agreements with respect to the Portfolio, or to materially modify certain sub-advisory agreements with prior approval by the Board, but without such sub-advisory agreements being approved by the shareholders of the Portfolio. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Family of Funds.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

      On May 24, 2002, the SEC issued the Order permitting ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Portfolio and ING Investments anticipate that this relief would benefit shareholders to the extent that it will give the Portfolio and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Portfolio will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Portfolio or ING Investments, other than by reason of serving as a sub-adviser to the Portfolio ("Affiliated Sub-Adviser"). In addition, the Board and ING Investments would not be able to materially amend the Investment Management Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

      The Order also permits the Portfolio to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments. Despite this relief, the ING Funds have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

      In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Portfolio and ING Investments anticipate relying on the new rule. Moreover, the Portfolio and ING Investments may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ING Investments to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief. The Portfolio has not applied for such relief and there is no guarantee such relief would be granted if applied for.

      The Manager-of-Managers arrangement will enable the Portfolio to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Portfolio, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

      Under the terms of the Order, the Portfolio and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Portfolio may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements. In addition, the Portfolio must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of the hiring of a new sub-adviser, the Portfolio's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. The Order also requires ING Investments to provide the Board, no less frequently than quarterly, information about ING Investments' profitability on a per fund basis, which reflects the impact on ING Investments' profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?


      Approval of Proposal Two by the Portfolio's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

      If shareholders of the Portfolio do not approve the Manager-of-Managers arrangement, it will not be implemented and the Portfolio will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Portfolio or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

      In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the March 30, 2005 meeting, the Board voted to submit Proposal Two to shareholders of the Portfolio.


      After carefully considering the Portfolio's contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments' experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision, and evaluation of sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders' expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.



      The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing, or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.


      The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolio to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Portfolio. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Portfolio to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the

Portfolio would continue to require shareholder approval. If shareholders approve Proposal Two, ING Investments, pursuant to the Investment Management Agreement and other agreements, has represented to the Board it will continue to provide the same level of management and administrative services to the Portfolio as it is currently providing.


      The Board concluded that it is appropriate and in the best interest of the Portfolio's shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise, and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Portfolio to operate more efficiently. Currently, to appoint a sub-adviser to the Portfolio or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of the Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio's shareholders. In addition, if a sub-adviser to the Portfolio is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ING Investments, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Portfolio, even when there will be no change in the persons managing the Portfolio. This process is time-consuming and costly, and some of the costs may be borne by the Portfolio. Without the delay inherent in holding a shareholder meeting, ING Investments and the Portfolio would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Portfolio.


WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Trustees present at the March 30, 2005 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Portfolio.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

      The Board has named Huey P. Falgout, Jr., Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

      If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?


      If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank, or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.


WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?


      May 5, 2005 has been chosen by the Board as the Record Date. Each share of the Portfolio on the Record Date is entitled to one vote. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 33-1/3% of the Portfolio's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.


      An Insurance Company will vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Holders. If a Variable Contact Holder executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposals. An Insurance Company will also vote shares of the

Portfolio held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

      In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIO?

      ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser, serves as the administrator to the Portfolio. With respect to the Portfolio, ING Funds Services did not receive any compensation for the fiscal year ended December 31, 2004. ING Funds Services has voluntarily waived all annual fees for the fiscal years ended December 2004, 2003 and 2002. ING Funds Distributor, LLC ("ING Funds Distributor"), an indirect, wholly-owned subsidiary of ING Groep, an affiliate of the Adviser serves as the principal underwriter to the Portfolio. With respect to the Portfolio, ING Funds Distributor received no compensation for the fiscal year ended December 31, 2004. Both ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Portfolio anticipates that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.

      During the fiscal year ended December 31, 2004, the Portfolio did not use affiliated brokers to execute portfolio transactions.

WHO PAYS FOR THIS PROXY SOLICITATION?

      The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

      The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA THE INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.


                                                     /s/ Huey P. Falgout, Jr.
                                                     ------------------------
                                                     Huey P. Falgout, Jr.
                                                     Secretary


June 17, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

                                     FORM OF
                             SUB-ADVISORY AGREEMENT

                          ING VARIABLE INSURANCE TRUST

      AGREEMENT made this _____ day of ______________ 2005 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the "Sub-Adviser").

      WHEREAS, ING VARIABLE INSURANCE TRUST (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

      WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

      WHEREAS, the Trust may offer shares of additional series in the future;
      and

      WHEREAS, pursuant to a Restated Investment Management Agreement, dated May 9, 2001, as amended (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust's series; and

      WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

      NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

      1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

      2. Sub-Adviser Duties. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

            (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

            (i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

            (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

                  The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

            (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

            (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.


            (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of the 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.


            (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

          (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month's end.

            (i) A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

            (ii) Composition of the assets of each Series' portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

            (iii) Confirmation of each Series' current investment objective and Sub-Adviser's projected plan to realize the Series' investment objectives.

          (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series' style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

          (d) The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (e) The Sub-Adviser will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Trust's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

      3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees or Manager may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

      4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

      5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations. In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

      6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

      7. Marketing Materials.

            (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

            (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

      8. Compliance.

          (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

          (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

          (c) The Manager agrees that it shall promptly notify the Sub-Adviser
      (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

      9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

      10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

      11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

      12. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

      13. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

      14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

      15. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

      16. Indemnification.

          (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The Manager shall not be liable under Paragraph (a) of this
      Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

          (d) The Sub-Adviser shall not be liable under Paragraph (b) of this
      Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

      17. Duration and Termination.

            (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until November 30, 2006 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or
      (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

            Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months' written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

            In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect,
      Section 6.

            (b) Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:


ING Variable Insurance Trust
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258 USA
Attention:  Huey P. Falgout, Jr.


If to the Manager:

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258 USA
Attention: Michael J. Roland

If to the Sub-Adviser:


ING Investment Management Advisors B.V.
Prinses Beatrixlaan 15
P. O. Box 90470
2509LL The Hague, The Netherlands
Attention: Legal Department


      18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

      19. Miscellaneous.

            (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

            (b) The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

            (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            (d) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

            (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

            (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

            (g) This Agreement may be executed in counterparts.


IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                  ING INVESTMENTS, LLC

                  By:______________________________
                     Michael J. Roland
                     Executive Vice President

                  ING Investment Management Advisors B.V.

                  By:______________________________

                  Name:____________________________

                  Title:___________________________

                  By:______________________________

                  Name:____________________________

                  Title:___________________________

                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                     ING INVESTMENT MANAGEMENT ADVISORS B.V.

                                                           ANNUAL SUB-ADVISER FEE
                                                   -------------------------------------
                                                   (AS A PERCENTAGE OF AVERAGE DAILY NET
                SERIES                                             ASSETS)
                ------
ING VP Global Equity Dividend Portfolio                             0.25%

                                   APPENDIX B

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
        Stanley D. Vyner - Executive VP and CIO - International Equities
                    Michael J. Roland - Executive VP and CCO
                   Lydia Homer - Senior VP, CFO and Treasurer
                             Todd Modic - Senior VP
                       Peter Caldwell - VP and Controller
                        Huey P. Falgout, Jr. - Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary
               William H. Rivoir, III - VP and Assistant Secretary
  Jeffrey A. Bakalar - Senior VP and Co-Senior Portfolio Manager - Senior Loans
                            Curtis F. Lee - Senior VP
   Daniel A. Norman - Senior VP and Co-Senior Portfolio Manager - Senior Loans
                           Elliot A. Rosen - Senior VP
                       Victor P. Torchia, Jr. - Senior VP
                          Robert L. Wilson - Senior VP

     PRINCIPAL EXECUTIVE OFFICERS OF ING VP GLOBAL EQUITY DIVIDEND PORTFOLIO
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                   James M. Hennessy - President, CEO and COO
                            Joseph M. O'Donnell - CCO
                        Michael J. Roland - Executive VP
    Todd Modic - Senior VP, Chief/Principal Financial Officer and Assistant
                                    Secretary
                         Stanley D. Vyner - Executive VP
                        Kimberly A. Anderson - Senior VP
               Robert S. Naka - Senior VP and Assistant Secretary
                           Huey P. Falgout - Secretary
                     Theresa K. Kelety - Assistant Secretary
                     Robin R. Nesbitt - Assistant Secretary
                        Robyn Ichilov - VP and Treasurer
                                Mary Gaston -- VP

                         PRINCIPAL EXECUTIVE OFFICERS OF
                     ING INVESTMENT MANAGEMENT ADVISORS B.V.
                             PRINSES BEATRIXLAAN 15
                           THE HAGUE, THE NETHERLANDS


                                 NAME AND TITLE
                       Martin Nijkamp - Managing Director
                          Obbe Kok - Managing Director


             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                        Michael J. Roland - Executive VP
                   Lydia Homer - Senior VP, CFO and Treasurer
                             Todd Modic - Senior VP
                        Lauren D. Bensinger - VP and CCO
                       Peter Caldwell - VP and Controller
                     Huey P. Falgout, Jr. - VP and Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                     Robert J. Boulware - President and CEO
                 James M. Hennessy - Senior Executive VP and COO
                        Michael J. Roland - Executive VP
                   Lydia Homer - Senior VP, CFO and Treasurer
                             Todd Modic - Senior VP
                        Lauren D. Bensinger - VP and CCO
                       Peter Caldwell - VP and Controller
                        Huey P. Falgout, Jr. - Secretary
            Kimberly A. Anderson - Senior VP and Assistant Secretary
               Robert S. Naka - Senior VP and Assistant Secretary
                            Mark Blinder - Senior VP
                          Andrew Bockstein - Senior VP
                           Bayard Closser - Senior VP
                             John Lundy - Senior VP
                           Joseph M. Lydon - Senior VP
                         Michael D. Perkins - Senior VP
                           Douglas Powell - Senior VP
                             John Towle - Senior VP
                              John West - Senior VP

                                   APPENDIX C


               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                        OBJECTIVES ADVISED OR SUB-ADVISED
               BY ING INVESTMENT MANAGEMENT ADVISORS B.V. ("IIMA")



      The following table sets forth the name of other investment companies, with investment objectives similar to the Portfolio, for which IIMA acts as an investment adviser or sub-adviser, the annual rate of compensation, and the net assets of each investment company as of March 31, 2005.


                                                 ANNUAL
                                              COMPENSATION
                                          (AS A PERCENTAGE OF
                                           AVERAGE DAILY NET
FUND                                            ASSETS)                NET ASSETS
--------------------------------------    -------------------        --------------
ING Global Equity Dividend Fund                  0.20%               $   81,822,321

ING Global Equity Dividend and Premium           0.69%               $1,619,774,998
Opportunity Fund (1)


(1) For the first five years of the Fund's existence, IIMA will receive 0.57% of the Fund's average daily managed assets. Beginning in the sixth year, the fee paid to IIMA will increase each year by 0.03% until it reaches 0.69% in the ninth year.

[ING FUNDS LOGO]
7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 2, 2005

ING VP WORLDWIDE GROWTH PORTFOLIO       THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                               BOARD OF TRUSTEES

The undersigned hereby appoints Huey P. Falgout Jr. and Todd Modic, and each of them, or one or more substitutes designated by them (Proxies) and hereby authorize(s) and instruct(s) each of them, to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of ING VP Worldwide Growth Portfolio (the "Portfolio"), a series of ING Variable Insurance Trust, to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 2, 2005, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                                  Please vote, date and sign this Proxy Card
                                    and return in the enclosed envelope.

                                  Date ______________________, 2005

                  Signature(s) (if held jointly) (SIGN IN THE BOX)

                  This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                         FOR  AGAINST   ABSTAIN

1. To approve a new sub-advisory agreement for the Fund between ING Investments, LLC,
      ("ING Investments") the Portfolio's investment adviser, and ING Investment Management Advisors
      B.V. ("IIMA") with no change in the Adviser or the overall management fee paid by the Portfolio;
      and

2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ING Investments, LLC in its capacity as the Fund's investment adviser, subject to approval by the Board of Trustees of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.